                                                                EXHIBIT 10.3


                      TWEETER TRUST SUBORDINATION AGREEMENT


         This SUBORDINATION AGREEMENT, dated as of July 20, 1998, is entered into by and among Tweeter Home Entertainment Group Financing Company Trust ("Tweeter Trust" or the "Subordinated Lender"), BANK BOSTON, N.A. ("Bank Boston"), NEW ENGLAND AUDIO CO., INC. ("New England Audio") and NEA Delaware, Inc., ("NEA Delaware") (each of New England Audio and NEA Delaware is referred to herein as individually, as a "Borrower" and collectively as the "Borrowers").

         WHEREAS, the Borrowers, have entered into an Amended and Restated Credit Agreement, dated as of July 20, 1998 (as amended, modified or supplemented from time to time, the "Credit Agreement") with the Agent and the other lenders parties thereto (the "Lenders"), and Tweeter Home Entertainment Group ("Tweeter") and Tweeter Trust as guarantors, and pursuant to which the Lenders have agreed to make Revolving Credit Advances (as defined in the Credit Agreement) to the Borrowers, upon the terms and subject to the conditions contained therein; and

         WHEREAS, in connection with the granting of the credits under the Credit Agreement, the Agent is requiring the Subordinated Lender to execute and deliver this Subordination Agreement.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.       Definitions.

                  (a) Unless otherwise defined herein, terms defined in the Senior Credit Agreement and used herein shall have the meanings given to them in the Senior Credit Agreement.

                  (b) The following terms shall have the following meanings:

                  "Agent": (a) Bank Boston, as agent under the Senior Credit Agreement and (b) any other Person acting as agent or representative of the holders of Senior Obligations and so designated by notice to the holders of Subordinated Obligations from the holders of Senior Obligations holding not less than 50% of the outstanding amount of the Senior Obligations.

                  "Agreement": this Subordination Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

                  "Blockage Notice": a written notice from the Agent to a Borrower that an Event of Default has occurred and is continuing.

                  "Blockage Period": any period commencing on the date a Blockage Notice is given and ending on the date when the Agent notifies the Subordinated Lender in writing that the Event of Default that was the basis for such notice has been cured or waived (which such notice the Agent shall be obligated to provide promptly upon such cure or waiver).

                  "Collateral": the collective reference to any and all property from time to time subject to security interests to secure payment or performance of the Senior Obligations.

                  "Insolvency Event": (a) A Borrower commencing any case, proceeding or other action (i) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (ii) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or a Borrower making a general assignment for the benefit of its creditors; or (b) there being commenced against a Borrower any case, proceeding or other action of a nature referred to in clause (a) above which (i) results in the entry of an order for relief or any such adjudication or appointment or (ii) remains undismissed, undischarged or unbonded for a period of 60 days; or (c) there being commenced against a Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or substantially all of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (d) a Borrower indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause
         (a), (b) or (c) above.

                  "Senior Credit Agreement:" the Amended and Restated Credit Agreement dated as of July 20, 1998, among the Borrowers, Tweeter Home Entertainment Group, Inc., the Agent, the Senior Lenders and the Subordinated Lender, as such Credit Agreement may be amended, modified or supplemented from time to time, and any renewals or replacements thereof in a transaction with an institutional lender on terms customary for a transaction of the type the Senior Loans comprise.

                  "Senior Lenders": the Lenders under the Senior Credit Agreement and any subsequent holders from time to time of the Senior Notes and the other Senior Obligations.

                  "Senior Loan Documents": the collective reference to the Senior Credit Agreement, the Senior Notes, the Senior Security Documents and all other documents that from time to time evidence the Senior Obligations or secure or support payment or performance thereof, and any renewals or replacements thereof with an institutional lender on terms customary for a transaction of the type the Senior Loans comprise.

                  "Senior Loans": the loans made by the Senior Lenders to the Borrowers pursuant to the Senior Credit Agreement.

                  "Senior Notes": the promissory notes of the Borrowers outstanding from time to time under the Senior Credit Agreement, and any renewals or replacements thereof evidencing a transaction with an institutional lender on terms customary for a transaction of the type the Senior Loans comprise.

                  "Senior Obligations": the collective reference to the unpaid principal of and interest on the Senior Notes including, without limitation, interest accruing at the then applicable rate provided in the Senior Credit Agreement after the maturity of the Senior Loans and interest accruing at the then applicable rate provided in the Senior Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to a Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceedings, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Senior Credit Agreement, the Senior Notes, this Agreement, the other Senior Loan Documents or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent and any Senior Lender that are required to be paid by the Borrowers pursuant to the terms of the Senior Credit Agreement or this Agreement or any other Senior Loan Document) and any renewals or replacements of part or all of the foregoing obligations in a transaction with an institutional lender on terms customary for a transaction of the type the Senior Loans comprise.

                  "Senior Security Documents": the collective reference to all documents and instruments, now existing or hereafter arising, which create or purport to create a security interest in property to secure payment or performance of the Senior Obligations, or any renewals or replacements thereof in a transaction with an institutional lender on terms customary for a transaction of the type the Senior Loans comprise.

                  "Subordinated Loans": all loans made by the Subordinated Lender to the Borrowers from time to time.

                  "Subordinated Notes": any promissory notes of the Borrowers outstanding from time to time evidencing the Subordinated Loans.

                  "Subordinated Obligations": the collective reference to the unpaid principal of and interest on the Subordinated Notes and all other obligations and liabilities of the Borrowers to the Subordinated Lender under the Subordinated Loans including, without limitation, interest accruing at the then applicable rate provided in the Subordinated Loans whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Subordinated Loans, the Subordinated Notes, this Agreement, or any other instrument, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

                  (c) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

                  (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2.       Subordination.

                  (a) The Borrowers and the Subordinated Lender, for itself and each future holder of the Subordinated Obligations, agree that the Subordinated Obligations are expressly "subordinate and junior in right of payment" (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

                  (b) "subordinate and junior in right of payments" means that:

                           (i) no part of the Subordinated Obligations shall have any claim to the assets of a Borrower on a parity with or prior to the claim of the Senior Obligations;

                           (ii) unless and until the Senior Obligations have been paid in full and the Senior Lenders' commitments to make loans under the Senior Credit Agreement have been terminated, without the express prior written consent of the Senior Lenders, the Subordinated Lender will not take, demand, or receive from a Borrower, and a Borrower will not make, give or permit, directly or indirectly, by set-off, redemption, purchase or in any other manner, any payment of or security for the whole or any part of the Subordinated Obligations, including, without limitation, any letter of credit or similar credit support facility to support payment of the Subordinated Obligations; notwithstanding the foregoing, at any time, except during a Blockage Period, a Borrower may make, and the Subordinated Lender may receive, payments on account of principal and interest on the Subordinated Loans;

                           (iii) unless and until the Senior Obligations have been paid in full and the Senior Lenders' commitments to make loans under the Senior Credit Agreement have been terminated, the Subordinated Lender will not commence or participate in any suit or action to enforce payment of any part or all of the Subordinated Obligations;

                           (iv) none of the provisions of subsections 2(b)(iii) or (iv) above or elsewhere in this Agreement shall in any way derogate from or diminish the absolute subordination provided under items 2(b)(i) and (ii) above or under Section 3 below.

                  (c) Upon the termination of any Blockage Period, the Subordinated Lender's rights to receive principal and interest payments as provided in subsection 2(b)(ii) above shall be reinstated, and a Borrower may resume making such payments to the Subordinated Lender to the extent provided in such subsection 2(b)(ii).

                  (d) The Agent shall be entitled to deliver a separate Blockage Notice with respect to any or all Events of Default and each such Blockage Notice shall be effective as provided in this Agreement.

                  (e) A Blockage Period shall be effective without the delivery of a Blockage Notice if (i) the events which would have been set forth in the Blockage Notice have occurred and (ii) such Blockage Notice may not be given because of the automatic stay under 11 U.S.C. 362 or any successor statute, or the Subordinated Lender has actual notice of an Event of Default.

                  (f) The expressions "prior payment in full," "payment in full," "paid in full" and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the payment in full, in immediately available funds, of all of the Senior Obligations.

                  (g) The Subordinated Lender hereby represents and warrant that as of the date hereof, the Borrowers have no obligations to the Subordinated Lender.

         3.       Additional Provisions Concerning Subordination.

                  (a) The Subordinated Lender and the Borrowers agree that upon the occurrence of any Insolvency Event:

                           (i) all Senior Obligations shall be paid in full before any payment or distribution (other than a distribution of securities which are subordinate to the payment of all Senior Obligations then outstanding) is made with respect to the Subordinated Obligations; and

                           (ii) any payment or distribution of assets of a Borrower, whether in cash, property or securities (other than a distribution of securities which are subordinate to the payment of all Senior Obligations then outstanding), to which the Subordinated Lender would be entitled except for the provisions hereof, shall be paid or delivered by such Borrower, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such payment or distribution, directly to the Agent, to the extent necessary to pay in full all Senior Obligations, before any payment or distribution shall be made to the Subordinated Lender.

                  (b) The Subordinated Lender will not commence or join with any other creditor or creditors of a Borrower in commencing any bankruptcy, reorganization or insolvency proceedings against a Borrower. At any meeting of creditors of a Borrower or in the event of any proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of a Borrower or the proceeds thereof, whether such proceeding be for the liquidation, dissolution or winding up of a Borrower or its business, a receivership, insolvency or bankruptcy proceeding, an assignment for the benefit of creditors or a proceeding by or against a Borrower for relief under any bankruptcy, reorganization or insolvency law or any law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or otherwise, if all Senior Obligations have not been paid in full at the time, the Agent is hereby irrevocably authorized at any such meeting or in any such proceeding:

                           (i) To enforce claims comprising Subordinated Obligations either in its own name or the name or names the Subordinated Lender, by proof of debt, proof of claim, suit or otherwise;

                           (ii) To collect any assets of a Borrower distributed, divided or applied by way of dividend or payment, or any such securities issued, on account of Subordinated Obligations and apply the same, or the proceeds of any realization upon the same that the Agent in its discretion elects to effect, to Senior Obligations until all Senior Obligations shall have been paid in full, rendering any surplus to the Subordinated Lender, pro rata;

                           (iii) To vote claims comprising Subordinated
         Obligations to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, extension or otherwise; and

                           (iv) To take generally any action in connection with any such meeting or proceeding which the Subordinated Lender might otherwise take.

                  (c) If any payment from a Borrower shall be collected or received by the Subordinated Lender in respect of the Subordinated Obligations, except payments permitted to be made at the time of payment as provided in this Agreement, the Subordinated Lender forthwith shall deliver the same to the Agent, in the form received, duly endorsed to the Agent, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such payment or distribution shall be held in trust by the Subordinated Lender as the property of the Agent, segregated from other funds and property held by the Subordinated Lender. Until the Senior Obligations are paid in full, the Subordinated Lender shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of a Borrower or any guarantor or provider of collateral security for the Senior Obligations.

         4. Legend. The Subordinated Lender shall cause a conspicuous legend to be placed on each Subordinated Note to the following effect:

                  "This Note, and the indebtedness evidenced hereby, is subordinate and junior in right of payment in the manner and to the extent set forth in an agreement (the "Subordination Agreement") dated as of July 20, 1998 originally made by the maker and payee of this Note in favor of the Senior Lenders to all indebtedness at any time owed by the maker of this Note to such Bank (or to its successor and assigns or subsequent holder of "Senior Obligations" as defined in the Subordination Agreement), and each holder of this Note, by its acceptance hereof, shall be bound by the Subordination Agreement, and this Note may be sold or otherwise transferred only in compliance with the conditions specified in the Subordination Agreement."

         5. Liens. The Subordinated Lender shall not have or claim any security interest, lien, claim, right or other encumbrance in or on any property of a Borrower on account of the Subordinated Obligations. The Subordinated Lender hereby agrees, upon request of the Senior Lender at any time and from time to time, to execute such other documents or instruments as may be requested by the Agent further to evidence of public record or otherwise the senior priority of the Senior Obligations as contemplated by this Agreement, and to execute a subordination agreement on similar terms in favor of any successors or assigns of the Agent or other lender extending credit to a Borrower in exchange or replacement of the Senior Obligations.

         6.       Consent of Subordinated Lender.

                  (a) The Subordinated Lender consents that, without the necessity of any reservation of rights and without notice to or further assent:

                           (i) any demand for payment of any Senior Obligations made by the Agent or the Senior Lenders may be rescinded in whole or in part by the Agent or the Senior Lenders, and any Senior Obligation may be continued, and the Senior Obligations, or the liability of a Borrower or any guarantor or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of a Borrower or any other party under the Senior Credit Agreement or any other agreement, may, from time to time, in whole or in part, be renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by the Agent or the Senior Lenders; and

                      (ii) the Senior Credit Agreement, the Senior Notes, any other Senior Loan Document and the Senior Obligations may be amended, modified, supplemented or terminated, in whole or in part, as the Agent or the Senior Lenders may deem advisable from time to time, and any collateral security at any time held by the Agent or the Senior Lenders for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Lender, which will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination provided for herein.

                  (b) The Subordinated Lender waives any and all notice of the creation, renewal, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by the Agent or the Senior Lenders upon this Agreement. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between a Borrower and the Agent or the Senior Lenders shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Lender acknowledges and agrees that the Agent and the Senior Lenders have relied upon the subordination provided for herein in entering into the Senior Credit Agreement and in making funds available to a Borrower thereunder. The Subordinated Lender waives notice of or proof of reliance on this Agreement and protest, demand for payment and notice of default.

         7. Senior Obligations Unconditional. All rights and interests of the Agent and the Senior Lenders hereunder, and all agreements and obligations of the Subordinated Lender and the Borrowers hereunder, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of any Senior Security Documents or any other Senior Loan Documents;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of the Senior Credit Agreement or any other Senior Security Document;

                  (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof, or

                  (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, a Borrower in respect of the Senior Obligations, or of either any Subordinated Lender or a Borrower in respect of this Agreement.

         8. Waiver of Claims. To the maximum extent permitted by law, the Subordinated Lender waives any claim it might have against the Agent or the Senior Lenders with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of the Agent or the Senior Lenders or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies under the Senior Loan Documents or any transaction relating to the Collateral. Neither the Agent or the Senior Lenders nor any of their directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of a Borrower or the Subordinated Lender or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         9. Extension of Senior Obligations. Notwithstanding the foregoing provisions of this Agreement and any extension by the Agent or the Senior Lenders of the final maturity date of the Senior Obligations, provided that at the time no Event of Default under the Senior Loan Documents is continuing, the Subordinated Lender may receive timely payment of all unpaid principal and accrued interest on the Subordinated Obligations. In the event an Event of Default does then exist, the subordination of the Subordinated Obligations under
Section 2(b)(i), (ii) and (iii) and Section 3 shall remain in effect and unimpaired.

         10. Provisions Applicable After Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of and from and after any "Insolvency Event."

         11. Further Assurances. The Subordinated Lender and the Borrowers, at their own expense and at any time from time to time, upon the written request of the Agent or the Senior Lenders will promptly and duly execute and deliver such further instruments and documents and take such further actions as any Senior Lender or any successor lender reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted.

         12. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of the Agent or the Senior Lenders or any successor lenders on the one hand and the Subordinated Lender and the Borrowers, and no other Person shall have any right, benefit or other interest under this Agreement.

         13. Powers Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Senior Obligations are paid in full and the Senior Lenders' commitments to make loans to the Borrowers are terminated.

         14. Notices. All notices, requests and demands to or upon the Agent or the Senior Lenders or the Borrowers or the Subordinated Lender to be effective shall be in writing (or by fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (i) when delivered by hand or (ii) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (iii) if by fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         If to the Agent or the
         Senior Lenders:                    Bank Boston, N.A., as Agent
                                            100 Federal Street
                                            Boston, Massachusetts  02110
                                            Attention:  Christopher S. Allen, Director
                                            Fax: (617) 434-8102

         with a copy to:                    Goodwin, Procter & Hoar LLP
                                            Exchange Place
                                            Boston, MA 02109
                                            Attention:  Edward Matson Sibble, Jr., P.C.
                                            Fax: (617) 523-1657

         If to the Subordinated
         Lender or the
         Borrowers:                         New England Audio Co., Inc.
                                            40 Hudson Road
                                            Shawmut Park
                                            Canton, Massachusetts  02021
                                            Attention:  Jeffrey Stone, President
                                            Fax:  (617) 821-9956

         with a copy to:                    Goulston & Storrs
                                            400 Atlantic Avenue
                                            Boston, MA 02110
                                            Attention: Kitt Sawitsky, Esq. and Daniel Avery, Esq.
                                            Phone: (617) 482-1776
                                            Fax: (617) 574-4112

         If to the Subordinated Lender, at its address or transmission number for notices set forth under its signature below.

         The Senior Lenders, the Borrowers and the Subordinated Lender may change their addresses and transmission numbers for notices by notice in the manner provided in this Section.

         15. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         16. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Integration. This Agreement represents the agreement of the Borrowers, the Agent, the Senior Lenders and the Subordinated Lender with respect to the subject matter hereof and there are no promises or representations by the Borrower, the Agent, the Senior Lenders or the Subordinated Lender relative to the subject matter hereof not reflected herein.

         18.      Amendments in Writing; No Waiver; Cumulative Remedies.

                  (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Agent, the Borrowers and the Subordinated Lender; provided that any provision of this Agreement may be waived by the Agent or the Senior Lenders in a letter or agreement executed by the Agent or the Senior Lenders or by telex or facsimile transmission from the Agent or the Senior Lenders.

                  (b) No failure to exercise, nor any delay in exercising, on the part of the Agent or the Senior Lenders, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         19. Section Headings. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         20. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Borrowers and the Subordinated Lender and any subsequent holders of the Subordinated Obligations and shall inure to the benefit of the Agent, the Senior Lenders and their successors and assigns and any future holder of any renewals or replacements of the Senior Obligations.

         21. Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the Commonwealth of Massachusetts without regard to conflicts of law principles.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                           BANKBOSTON, N.A. as Agent


                                           By: /s/ Christopher S. Allen
                                               -----------------------------
                                               Title: Director



                                           NEW ENGLAND AUDIO CO., INC.


                                           By:
                                                ----------------------------
                                                Title:



                                           NEA DELAWARE, INC.


                                           By:
                                                ----------------------------
                                                Title:



                                           TWEETER HOME ENTERTAINMENT
                                           GROUP FINANCING COMPANY
                                           TRUST



                                           ---------------------------------
                                           Trustee:

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                           BANKBOSTON, N.A. as Agent


                                           By:
                                               -----------------------------
                                               Title:



                                           NEW ENGLAND AUDIO CO., INC.


                                           By:  /s/ Jeffrey S. Stone
                                                ----------------------------
                                                Title:



                                           NEA DELAWARE, INC.


                                           By:  /s/ Jeffrey S. Stone
                                                ----------------------------
                                                Title:



                                           TWEETER HOME ENTERTAINMENT
                                           GROUP FINANCING COMPANY
                                           TRUST


                                           /s/ Jeffrey S. Stone
                                           ---------------------------------
                                           Trustee:


                                       12